INVESCO MID CAP CORE EQUITY FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   50,300
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                    1,507
          Class C                                                   10,095
          Class R                                                    4,521
          Class Y                                                   26,584
          Class R5                                                   5,948
          Class R6                                                     137

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 27.15
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $ 20.19
          Class C                                                  $ 20.14
          Class R                                                  $ 26.53
          Class Y                                                  $ 27.44
          Class R5                                                 $ 28.85
          Class R6                                                 $ 28.90

INVESCO SMALL CAP GROWTH FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         7

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                               22,845
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                  135
          Class C                                                  646
          Class R                                                2,668
          Class Y                                                1,774
          Investor Class                                         6,730
          Class R5                                              17,446
          Class R6                                               3,105

74V.  1   Net asset value per share (to nearest cent)
          Class A                                              $ 41.53
      2   Net asset value per share of a second class of open-
          end company shares (to nearest cent)
          Class B                                              $ 33.69
          Class C                                              $ 33.65
          Class R                                              $ 39.86
          Class Y                                              $ 42.11
          Investor Class                                       $ 42.89
          Class R5                                             $ 44.51
          Class R6                                             $ 44.55

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 2,339
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $    68
           Class C                                              $   250
           Class R                                              $    23
           Class Y                                              $   129
           Class R5                                             $   397

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2638
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $0.1952
           Class C                                              $0.2095
           Class R                                              $0.2449
           Class Y                                              $0.3081
           Class R5                                             $0.3079

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                9,660
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                  321
           Class C                                                1,324
           Class R                                                   97
           Class Y                                                  620
           Class R5                                                 857

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 15.88
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 15.03
           Class C                                              $ 15.01
           Class R                                              $ 15.91
           Class Y                                              $ 15.92
           Class R5                                             $ 16.10

INVESCO GROWTH ALLOCATON FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         11

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   60,661
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                    7,730
          Class C                                                   12,328
          Class R                                                    1,792
          Class S                                                    2,168
          Class Y                                                      356
          Class R5                                                      26

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 14.45
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $ 14.24
          Class C                                                  $ 14.25
          Class R                                                  $ 14.39
          Class S                                                  $ 14.44
          Class Y                                                  $ 14.44
          Class R5                                                 $ 14.53

INVESCO MODERATE ALLOCATON FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 4,453
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $   186
           Class C                                              $   484
           Class R                                              $   122
           Class S                                              $   262
           Class Y                                              $    50
           Class R5                                             $     2

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0868
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $0.0391
           Class C                                              $0.0391
           Class R                                              $0.0709
           Class S                                              $0.0932
           Class Y                                              $0.1029
           Class R5                                             $0.1071

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               51,813
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                4,462
           Class C                                               12,397
           Class R                                                1,661
           Class S                                                2,784
           Class Y                                                  555
           Class R5                                                  21

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 12.94
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 12.85
           Class C                                              $ 12.84
           Class R                                              $ 12.92
           Class S                                              $ 12.94
           Class Y                                              $ 12.96
           Class R5                                             $ 12.99

INVESCO CONSERVATIVE ALLOCATON FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         15

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 2,134
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $   102
           Class C                                              $   341
           Class R                                              $    72
           Class S                                              $    25
           Class Y                                              $    35
           Class R5                                             $     1

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0976
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $0.0541
           Class C                                              $0.0542
           Class R                                              $0.0830
           Class S                                              $0.1034
           Class Y                                              $0.1118
           Class R5                                             $0.1154

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               22,129
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                1,782
           Class C                                                6,344
           Class R                                                  878
           Class S                                                  237
           Class Y                                                  320
           Class R5                                                   3

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 11.62
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 11.48
           Class C                                              $ 11.50
           Class R                                              $ 11.57
           Class S                                              $ 11.63
           Class Y                                              $ 11.60
           Class R5                                             $ 11.67

INVESCO INCOME ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                 $ 2,281
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                                 $    62
           Class C                                                 $   523
           Class R                                                 $    38
           Class Y                                                 $    79
           Class R5                                                $     5

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                 $0.1722
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                                 $0.1313
           Class C                                                 $0.1313
           Class R                                                 $0.1585
           Class Y                                                 $0.1858
           Class R5                                                $0.1858

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  14,522
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                     429
           Class C                                                   4,577
           Class R                                                     260
           Class Y                                                     507
           Class R5                                                     43

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                 $ 11.28
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                                 $ 11.29
           Class C                                                 $ 11.29
           Class R                                                 $ 11.29
           Class Y                                                 $ 11.28
           Class R5                                                $ 11.28

INVESCO INTERNATIONAL ALLOCATON FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         17

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   12,207
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                      629
          Class C                                                    2,688
          Class R                                                      586
          Class Y                                                      584
          Class R5                                                      54

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 11.78
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $ 11.73
          Class C                                                  $ 11.72
          Class R                                                  $ 11.76
          Class Y                                                  $ 11.75
          Class R5                                                 $ 11.80

INVESCO BALANCED-RISK RETIREMENT NOW FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            1,608
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                           1,352
          Class B                                               49
          Class C                                              505
          Class CX                                             374
          Class R                                              196
          Class RX                                              22
          Class Y                                              196
          Class R5                                           1,043
          Class R6                                              33

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 9.25
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                          $ 9.24
          Class B                                           $ 9.06
          Class C                                           $ 9.07
          Class CX                                          $ 9.06
          Class R                                           $ 9.21
          Class RX                                          $ 9.19
          Class Y                                           $ 9.31
          Class R5                                          $ 9.31
          Class R6                                          $ 9.31

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         20

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            5,273
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                           1,137
          Class B                                              216
          Class C                                              966
          Class CX                                             296
          Class R                                              946
          Class RX                                              96
          Class Y                                              714
          Class R5                                           3,480
          Class R6                                             100

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 9.83
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                          $ 9.83
          Class B                                           $ 9.68
          Class C                                           $ 9.66
          Class CX                                          $ 9.67
          Class R                                           $ 9.77
          Class RX                                          $ 9.77
          Class Y                                           $ 9.84
          Class R5                                          $ 9.88
          Class R6                                          $ 9.90

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         21

74U. 1   Number of shares outstanding (000's Omitted)
         Class A                                            5,504
     2   Dividends for a second class of open-end company
         shares (000's Omitted)
         Class AX                                             755
         Class B                                              272
         Class C                                            1,374
         Class CX                                             202
         Class R                                            1,328
         Class RX                                             114
         Class Y                                              595
         Class R5                                           4,001
         Class R6                                             114

74V. 1   Net asset value per share (to nearest cent)
         Class A                                           $ 9.68
     2   Dividends for a second class of open-end company
         shares (000's Omitted)
         Class AX                                          $ 9.69
         Class B                                           $ 9.55
         Class C                                           $ 9.55
         Class CX                                          $ 9.55
         Class R                                           $ 9.62
         Class RX                                          $ 9.62
         Class Y                                           $ 9.72
         Class R5                                          $ 9.74
         Class R6                                          $ 9.74

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            3,875
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                             392
          Class B                                              116
          Class C                                              643
          Class CX                                              68
          Class R                                            1,059
          Class RX                                              73
          Class Y                                              267
          Class R5                                           2,605
          Class R6                                             126

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 9.04
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                          $ 9.03
          Class B                                           $ 8.91
          Class C                                           $ 8.90
          Class CX                                          $ 8.89
          Class R                                           $ 8.98
          Class RX                                          $ 8.99
          Class Y                                           $ 9.07
          Class R5                                          $ 9.08
          Class R6                                          $ 9.08

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            1,509
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                             133
          Class B                                               46
          Class C                                              428
          Class CX                                              16
          Class R                                              633
          Class RX                                              25
          Class Y                                              250
          Class R5                                           1,852
          Class R6                                              41

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 8.99
      2   Dividends for a second class of open-end company
          shares (000's Omitted)
          Class AX                                          $ 8.99
          Class B                                           $ 8.84
          Class C                                           $ 8.85
          Class CX                                          $ 8.85
          Class R                                           $ 8.93
          Class RX                                          $ 8.94
          Class Y                                           $ 9.02
          Class R5                                          $ 9.02
          Class R6                                          $ 9.03

INVESCO VAN KAMPEN U.S. MORTGAGE FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         26

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $10,233
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $    57
           Class C                                              $   145
           Class Y                                              $    68
           Class R5                                             $     1

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2931
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $0.2448
           Class C                                              $0.2444
           Class Y                                              $0.3092
           Class R5                                             $0.3114

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               34,176
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                  210
           Class C                                                  574
           Class Y                                                  293
           Class R5                                                   1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 12.55
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 12.48
           Class C                                              $ 12.46
           Class Y                                              $ 12.59
           Class R5                                             $ 12.59

INVESCO CONVERTIBLE SECURITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811-2699
SERIES NO.:         27

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $10,528
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $    43
           Class C                                              $ 1,332
           Class Y                                              $11,661
           Class R5                                             $    51
           Class R6                                             $    61
73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2492
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $0.1533
           Class C                                              $0.1521
           Class Y                                              $0.2796
           Class R5                                             $0.2890
           Class R6                                             $0.2924
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               43,126
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                  267
           Class C                                                9,339
           Class Y                                               49,169
           Class R5                                                 170
           Class R6                                                 212
74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 25.56
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 25.63
           Class C                                              $ 25.43
           Class Y                                              $ 25.59
           Class R5                                             $ 25.58
           Class R6                                             $ 25.59